PRUDENTIAL FLEXGUARD® INCOME SELECT

SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)

Issued by

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated July 1, 2024

To

Prospectus dated May 1, 2024

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

This Supplement describes certain changes and updates to your Prospectus. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

(1) In the “Glossary of Terms” section of the Prospectus the definition of “Application Sign Date” is amended and restated, and the definition of “Spread” is added, as follows:

Application Sign Date: The date that you sign your application. For applications transmitted through electronic order entry, the Application Sign Date is the initial submission date prior to a wet signature, and the wet signature would not be used to determine the Application Sign Date.   Please speak to your Financial Professional regarding exceptions that may apply.

Spread: On the Index Strategy End Date, the Spread reduces the value of positive Index Returns used in the calculation of Index Credits that may be applied to the Enhanced Cap Rate Index Strategy. The Spread percentage may vary by Index, Index Strategy Term, Cap Rate and Buffer. Multiple Spread options (known as Spread A and Spread B) with different Cap Rates may be offered with the same level of Buffer. Spreads, upon renewal, may be higher or lower than the initial Spread but will never be greater than the Guaranteed Maximum Spread. Renewal Spreads may differ from the Spreads used for new Annuity contracts or for other Annuity contracts issued at different times. The Guaranteed Maximum Spread equals 3.00% for a one-year Index Strategy Term.

(2) The “Charges for Early Withdrawals” section of the table in the “Key Information” section of the Prospectus is amended and restated as follows:

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals	If you withdraw money from the Annuity within 6 years following your Annuity Issue Date, you may be assessed a surrender charge. The maximum surrender charge is 8.0% applied against Account Value being withdrawn, and a surrender charge may be assessed up to 6 years after the Issue Date of your Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 withdrawal.
For more information on surrender charges, please refer to the “Fees, Charges and Deductions” section of this prospectus.

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(3) The “Restrictions” section of the table in the “Key Information” section of the Prospectus is amended and restated as follows:

Restrictions
Investments	We reserve the right to remove or substitute Portfolios as investment options. When investing in an Index Strategy, we reserve the right to change Cap Rates, Spreads, Participation Rates, Step Rates and Buffers at any time subject to Guaranteed Minimum Rates, Guaranteed Maximum Spreads and minimum Buffer level. Guaranteed Minimum Rates for each Index Strategy. Guaranteed Maximum Spreads for the Enhanced Cap Rate Index Strategy and the minimum Buffer level are disclosed in the “Glossary of Terms” section under the definitions of Cap Rates, Spreads, Participation Rates and Buffer. There is no guarantee that an Index Strategy will be available in the future.We may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to “Appendix A”, “Investment Options” and the “Financial Professional Permission To Forward Transaction Instructions” sections of this prospectus.
Benefit	The built-in Benefit associated with the Annuity is an Index-linked variable income benefit and is available for an additional charge. The benefit allows you to receive your annual withdrawal amount over one lifetime (“Protected Life”), or over the Owner/Annuitant and their spouse’s lifetime (“Joint Protected Lives”).
For more information on the benefits under the Annuity, please refer to the “Benefits Available Under the Annuity” section of this prospectus.

(4) The “Fee Table” section of the Prospectus is amended and restated as follows:

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity.

Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between investment options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the “Fees, Charges and Deductions” section.

For Annuities with an Application Sign Date on or prior to June 30, 2024.

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage applied against Account Value being withdrawn)[1]	7%
Transfer Fee	None

1.	Withdrawal Charges in subsequent years*

Annuity Year	Percentage Applied Against Account Value being Withdrawn
Annuity Year 1	7.0%
Annuity Year 2	7.0%
Annuity Year 3	6.0%
Annuity Year 4	5.0%
Annuity Year 5	4.0%
Annuity Year 6	3.0%
Annuity Year 7 or later	0.0%

*	The years referenced in the CDSC table above refer to the years since Contract Issue Date. CDSC’s are applied against the amount of Account Value being withdrawn.

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For Annuities with an Application Sign Date on or after to July 1, 2024.

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage applied against Account Value being withdrawn[1]	8%
Transfer Fee	None

1.	Withdrawal Charges in subsequent years*

Annuity Year	Percentage Applied Against Account Value being Withdrawn
Annuity Year 1	8.0%
Annuity Year 2	8.0%
Annuity Year 3	7.0%
Annuity Year 4	6.0%
Annuity Year 5	5.0%
Annuity Year 6	4.0%
Annuity Year 7 or later	0.0%

*	The years referenced in the CDSC table above refer to the years since Contract Issue Date. CDSC’s are applied against the amount of Account Value being withdrawn.

The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.

Annual Annuity Expenses	Current	Maximum
Base Contract Expenses	2.90%(1)	2.90%(1)

(1)	Base Contract Fees include: (i) mortality and expense risk charge and administration charge assessed as a percentage of the net assets of the Variable Sub-account. For Net Purchase Payments equal to or greater than $1 million the charge will be 1.20%. (ii) Index Linked Variable Income Benefit charge of 1.60% assessed as a percentage of the Account Value. The Benefit is included upon issuance of the Contract and may be cancelled after three years. If it is cancelled, the Benefit charge will no longer apply. You should consult the Index Linked Variable Income Benefit Supplement for the latest current charges.

The next item shows the maximum total operating expenses charged by the Portfolio that you may pay periodically during the time that you own the Annuity. More information about the Portfolio, including its annual expenses, may be found in Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.58%	0.58%

Example

This Example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses. The Example assumes that you invest $100,000 in the annuity contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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For Annuities with an Application Sign Date on or prior to June 30, 2024.

Assuming Maximum Fees and Expenses of any of the Portfolios Available
1 Year	3 Years	5 Years	10 Years

If you surrender your annuity at the end of the applicable time period:	$10,668	$17,115	$22,641	$38,020

If you annuitize your annuity at the end of the applicable time period:	$3,571	$10,862	$18,357	$38,020

If you do not surrender your annuity at the end of the applicable time period:	$3,571	$10,862	$18,357	$38,020

Assuming minimum fees and expenses of any of the portfolios available with the benefit
1 Year	3 Years	5 Years	10 Years

If you surrender your annuity at the end of the applicable time period:	$10,668	$17,115	$22,641	$38,020

If you annuitize your annuity at the end of the applicable time period:	$3,571	$10,862	$18,357	$38,020

If you do not surrender your annuity at the end of the applicable time period:	$3,571	$10,862	$18,357	$38,020

For Annuities with an Application Sign Date on or after to July 1, 2024.

Assuming Maximum Fees and Expenses of any of the Portfolios Available
1 Year	3 Years	5 Years	10 Years

If you surrender your annuity at the end of the applicable time period:	$11,682	$18,157	$23,713	$38,020

If you annuitize your annuity at the end of the applicable time period:	$3,571	$10,862	$18,357	$38,020

If you do not surrender your annuity at the end of the applicable time period:	$3,571	$10,862	$18,357	$38,020

Assuming minimum fees and expenses of any of the portfolios available with the benefit
1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$11,682	$18,157	$23,713	$38,020
If you annuitize your annuity at the end of the applicable time period:	$3,571	$10,862	$18,357	$38,020

If you do not surrender your annuity at the end of the applicable time period:	$3,571	$10,862	$18,354	$38,020

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(5) In the “Investment Options” section of the Prospectus the following is amended and restated.

•	The last sentence of the first paragraph under INDEX STRATEGIES is restated as follows:

We currently offer the following Index Strategies: Point-to-Point with Cap, Tiered Participation Rate, Step Rate Plus, Dual Directional and Enhanced Cap Rate.

•	The following is added under INDEX STRATEGIES following the description of the Dual Directional Index Strategy:

The Enhanced Cap Rate Index Strategy (only available to Annuities with an Application Sign Date on or after July 1, 2024) provides an Index Credit up to a Cap Rate.

1.	If the Index Return is positive and greater than or equal to the Cap Rate plus the Spread, the Index Credit is equal to the Cap Rate. If the Index Return is positive and greater than the Spread, but less than the Cap Rate plus the Spread, the Index Credit is equal to the Index Return minus the Spread. If the Index Return is greater than or equal to zero, and less than or equal to the Spread, the Index Credit is zero.
2.	If the Index Return is negative, but less than or equal to the Buffer, the Index Credit is zero. Otherwise, the Index Credit is equal to the negative Index Return in excess of the Buffer.
3.	Offers a level of protection with higher upside potential when compared to the Point-to-Point with Cap Index Strategy, in exchange for a Spread reduction on positive returns.

•	The sixth paragraph under INDEX STRATEGIES is amended and restated as follows:

Not all Index Strategies will be available with all Indices, in all available Index Strategy Terms, and in all available Buffers. The Step Rate Plus Index Strategies with 5% Buffers and the Tiered Participation Rate Index Strategies with 5% Buffers are not available in the State of Pennsylvania. As a result of economic market conditions, or utilization of the Index Strategies, we reserve the right to add and remove Index Strategies at any time. New rates and Spreads will be set for Index Strategy Terms upon Index Anniversary Dates. These rates and Spreads may be different than rates and Spreads previously applied to your Annuity and from the current rates and Spreads that we are offering for newly issued contracts. We reserve the right to change rates, Spreads and Buffers at any time, subject to Guaranteed Minimum Rates, Guaranteed Maximum Spreads and minimum Buffer level. Guaranteed Minimum Rates for each Index Strategy, Guaranteed Maximum Spreads for the Enhanced Cap Rate Index Strategy and minimum Buffer level are disclosed in the “Glossary of Terms” section under the definitions of each rate, Spread and Buffer. New Buffers may be offered as new Index Strategy Options. We currently offer one-year and six-year Index Strategy Terms. We currently offer Index Strategies based on five different Indices. We currently offer Index Strategies with 10%, 15%, 20%, 30% and 100% Buffers.  The Buffer is the amount of protected negative return. Any loss beyond the Buffer level reduces the Account Value allocated to the Index Strategy. During the Income Stage of the Benefit, only the 1-year Point-to-Point with Cap Index Strategy is available.

(6) In the “Fees, Charges and Deductions” section and “Example” subsection of the Prospectus, the second and third paragraphs are amended and restated as follows:

For Annuities with an Application Sign Date on or before June 30, 2024:

The example assumes the Account Value is $100,000. The client is allowed $10,000 as the contract’s Free Withdrawal Amount in Annuity Year 4. If the client withdraws $15,000, the first $10,000 is not subject to a Surrender Charge, however the remaining $5,000 is. To determine the Surrender Charge, we would multiply the amount of the withdrawal that was greater than the Free Withdrawal Amount by the applicable Surrender Charge: $5,000 ×.05 = $250. Any additional withdrawals taken during that Annuity Year would also be subject to a Surrender Charge.

For Annuities with an Application Sign Date on or after July 1, 2024:

The example assumes the Account Value is $100,000. The client is allowed $10,000 as the contract’s Free Withdrawal Amount in Annuity Year 4. If the client withdraws $15,000, the first $10,000 is not subject to a Surrender Charge, however the remaining $5,000 is. To determine the Surrender Charge, we would multiply the amount of the withdrawal that was greater than the Free Withdrawal Amount by the applicable Surrender Charge: $5,000 ×.06 = $300. Any additional withdrawals taken during that Annuity Year would also be subject to a Surrender Charge.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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